Exhibit 99.1
Deutsche Bank Alternative Energy/Clean Tech Conference Washington, D.C. June 10, 2009 Cleanly Unlocking the Value of Coal

Page 2 Forward -Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of our business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate in the circumstances. Forward- looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our early stage of development, the effect of the current international financial crisis on our business , commodity prices and the availability and terms of financing opportunities, our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the limited history and viability of our technology, our results of operations in foreign countries, our ability to diversify, our ability to maintain production from our first plant in the Hai Hua project, our ability to obtain the necessary approvals and permits and to negotiate definitive agreements and financing arrangements for our YIMA project and other future projects and the sufficiency of our internal controls and procedures. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Page 3 The SES Value Creation Strategy Our business is to capture the value created by converting low cost coal to high value products via our U-GAS(r) technology Low-cost producer through advantaged U-GAS(r) technology U-GAS(r) technology enables access to low price coal resources Demonstrated ability to process high ash, low quality coals High efficiency performance on high ash coals (as high as 45% ash) Well positioned in China with multiple potential end markets, local team, local supplier and local partners Well-Capitalized Strategic Partners Leverage Unique "China" Capabilities Develop Expandable Plant Sites Close Proximity to Fuel Source

History and Milestones 2004 2005 2006 2007 December 2006: Hai Hua groundbreaking 2008 April 2005: SES becomes publicly traded through a reverse merger November 2007: Began trading as SYMX on the NASDAQ May 2005 Private Placement: $5mm at $2.50 per share August 2006 Private Placement: $16mm at $5.25 per share November 2003: SES formed Page 4 November 2007 Equity Offering: $54mm at $9.00 per share July 2006: SES signs JV agreement with Hai Hua Coal & Chemical Co. March 2007: Close of $12mm financing for Hai Hua from Industrial and Commercial Bank of China January 2004: SES acquires rights for U-GAS(r) technology license from Gasification Technology Institute (GTI) February 2008: First syngas sales from Hai Hua plant June 2008 Equity Offering: $100 million at $9.25 per share December 2008: Hai Hua Commercial Operations declared YIMA groundbreaking 2009 April 2009: Yima agreements signed

Page 5 U-GAS(r) Can Deliver a Wide Range of Products Using Low Cost Fuels Coal Biomass Syngas (CO, Hydrogen) Power Generation IGCC U-GAS(r) Gasifier SNG, Methanol, Gasoline, DME Ammonia, Urea Coal including low^rank coal Biomass Syngas (CO, Hydrogen) Chemicals Fuels Ability to efficiently gasify a wide range of abundant fuels Well suited for industrial-scale applications Lower operating temperatures results in lower operating and capital costs Older, outmoded technology Produce lower quality syngas and operate at lower efficiencies Limited range of coal feedstocks Efficient, for large utility-scale gasification systems Extreme operating temperatures impact reliability High capital costs Unable to process high-ash coals Moving or Fixed Bed Entrained Flow U-GAS(r) Offers Advantages Over Moving/Fixed Bed and Entrained Flow technologies CO2 Capture Capable

Page 6 Strategy Execution in Today's Environment Focus on target regions in China today Conserve our capital to insure long-term success Execute on the projects we have now while positioning for long-term growth: Yima Phase I (Henan/Central) Yima Future Phases (Henan/Central) Secure coal resources at attractive prices via U-GAS(r) technology Diversify risk among multiple projects by building in multiple discreet phases Continue to develop U-GAS(r) competitive position SES technology skills Apply knowledge from Hai Hua to future projects Innovate and grow technology - 8 patents pending

Page 7 Building A National Platform Through A Targeted Geographic Focus SES targets projects which are in close proximity to attractive coal resources, and profitable end-markets with a defensible position Henan Shandong Chinese Headquarters Shanghai Inner Mongolia Three Focused Regions in China Central , Northern and Eastern

Page 8 Hai Hua Joint Venture Location Zaozhuang, Shandong Province Coal Consumption ~500 tonnes/day of coal Product Syngas - which is sold over-the-fence to Hai Hua for methanol production Design Output 28,000 ncm/hr raw Build Cost $36 million Groundbreaking Q4 2006 Commissioning Q1 2008 Partner Shandong Hai Hua Coal & Chemical Co. Ltd. Structure 95% SES / 5% Hai Hua Joint Venture Project highlights Achieved COD December 2008 Successfully tested Yima project coal in November 2008 Demonstrated efficient performance on high ash coals (as high as 45% ash) Supplemental & ASU sharing agreement April 2009 Hai Hua project Building operational excellence through our experience with Hai Hua

Yima Joint Venture- A Multi Phase Project Location Yima, Henan Province Product Methanol Design Output Phase I - 300k tpa methanol Phase II - 300k tpa methanol equivalent Phase III - 600k tpa methanol equivalent Coal Usage Phase I ~2100 tonnes/day of coal Expected Cost Phase I - approx. $250mm Financing Yima debt guarantee Groundbreaking Phase I - Q4 2008 Phases II & III - TBD Commissioning & Start Up Phase I~2012 Partner Yima Coal Industry Group Co. Ltd. Structure 49% SES /51% Yima Page 9 Yima project

Golden Concord Joint Venture

SES
SYNTHESIS ENERGY SYSTEMS

Location	Xilinhoate, Inner Mongolia
Coal Consumption	~2,300 tonnes/day of coal
Product	Methanol
Design Output	300,000 tonnes/year methanol
Expected Cost	Approx. $200 million
Partner	Golden Concord Holdings Ltd.
Structure	TBD
Status	Seeking financing & partner alternatives


Golden Concord project

Page 10

Selected Financial Highlights As of March 31, 2009 As of March 31, 2009 Cash and Cash Equivalents $98.6 million Working Capital $9.14 million G&A Expenses $3.8 million for 3Q Down 19% from the previous quarter Further reductions expected in 4Q due to: Personnel reductions that occurred at the end of March Continuing cost savings initiatives Lower professional fees & other overhead costs Upcoming Milestones During Calendar 2009 Close debt financing for Yima Project Phase I Release EPC contract for Yima Project Phase I Optimize operations at Hai Hua - improve financial performance Continue G&A cost reductions

Page 12 Summary Conclusions SES is well positioned for both near-term growth in China and longer-term global expansion U-GAS(r) continues to prove itself as a unique gasification technology able to unlock value where other technologies fall short Strong partners across the value chain, including: Yima (a major coal provider in China) CNCEC and local equipment suppliers on the EPC Potential gas and methanol off-take and distribution partners The largest Chinese banks on the financing Right technology at the right time for government approval and financing support Well positioned to establish a cohesive and competitive national presence in China

Deutsche Bank Alternative Energy/Clean Tech Conference Washington, D.C. June 10, 2009 Cleanly Unlocking the Value of Coal